UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 9, 2010
(Date of earliest event reported)
rue21, inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Commonwealth Drive, Suite 100
Warrendale, Pennsylvania	15086	(724) 776-9780

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On December 9, 2010, Bob Fisch, President and Chief Executive Officer of rue21, inc., and Keith McDonough, Senior Vice President and Chief Financial Officer of rue21, inc., (NASDAQ: RUE) met with investors in New York, NY. The attached presentation (attached as Exhibit 99.1) was provided in conjunction with that meeting.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     99.1 December 9, 2010 slide presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rue21, inc. Registrant
By:	/s/ Stacy Siegal
Stacy Siegal
Vice President and General Counsel

December 9, 2010